Consolidated Statement of Profit or Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Consolidated Statement of Profit or Loss
Revenue from settlement and license agreement		$ 1,250,000
Cost of the Aditech Pharma AG agreement		(25,000)
Research and development costs	$ (2,748)	(20,496)	$ (41,052)
General and administrative costs	(9,535)	(17,107)	(14,382)
Operating (loss) income	(12,283)	1,187,397	(55,434)
Exchange rate gain (loss), net	2,713	(241)	598
Interest income from available-for-sale financial assets		227	389
Other finance income (expense)	644	(2,895)	(92)
(Loss) income before taxes	(8,926)	1,184,488	(54,539)
Income tax benefit (expense)	204	(267,395)	21,203
Net (loss) income for the year	(8,722)	917,093	(33,336)
Net (loss) income for the year attributable to:
Equity holders of the Parent	$ (8,722)	$ 917,093	$ (33,336)
Per share amounts:
Net (loss) income per share basic	$ (0.09)	$ 2.41	$ (0.06)
Net (loss) income per share diluted	$ (0.09)	$ 2.30	$ (0.06)